UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 2, 2004

Date of Report (Date of earliest event reported)

NORTH AMERICAN SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26670	51-0366422
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

20200 Sunburst Street, Chatsworth, California 91311
(Address of principal executive offices) (Zip Code)

(818) 734-8600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.	Other Events.

On March 2, 2004, North American Scientific, Inc. (the “Company”) and NOMOS Corporation (“NOMOS”) entered into a Second Amendment (the “Second Amendment”) to the Agreement and Plan of Merger, dated as of October 26, 2003, as amended by the First Amendment to the Agreement and Plan of Merger on November 25, 2003 (the “Merger Agreement”), to extend the “Termination Date” in the Merger Agreement which is the date after which each of  the parties has certain rights to terminate the Merger Agreement, from April 16, 2004 to June 18, 2004.

ITEM 7.	Financial Statements and Exhibits.

(c)  Exhibits:

2                                                                  Second Amendment to Agreement and Plan of Merger among North American Scientific, Inc., AM Capital I, Inc. and NOMOS Corporation, dated as of March 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN SCIENTIFIC, INC.

Date: March 5, 2004	By:	/s/ L. Michael Cutrer
		Name:	L. Michael Cutrer
		Title:	President and
Chief Executive Officer
(Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

2	Second Amendment to Agreement and Plan of Merger among North American Scientific, Inc., AM Capital I, Inc. and NOMOS Corporation, dated as of March 2, 2004.